77Q1(e)

Management  Agreement with American Century Investment Management, Inc., effective as of January 31, 2012, Filed as Exhibit 99 (d)(2) to Post-Effective  Amendment No. 34 to  the  Registrant's  Registration  Statement  filed  on  Form  N-1A  1/30/12, effective 1/31/12, and incorporated herein by reference.